UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 14, 2025

Autodesk, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street, Ste. 400
San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosures.

On July 14, 2025, Autodesk provided the following business update: We are confident in our plans to drive long-term shareholder value and remain focused on executing our established strategic priorities in cloud, platform, and AI; optimizing our sales and marketing to drive higher margins; and allocating capital to organic investment, targeted and tuck-in acquisitions, and continuing our share repurchase program as our free cash flow grows.

The information in this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Safe Harbor Statement

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including the statements in the first paragraph above. There are a significant number of factors that could cause actual results to differ materially from statements made in this current report on Form 8-K, including: our strategy to develop and introduce new products and services and to move to platforms and capabilities, exposing us to risks such as limited customer acceptance (both new and existing customers), costs related to product defects, and large expenditures; global economic and political conditions, including changes in monetary and fiscal policy, foreign exchange headwinds, recessionary fears, supply chain disruptions, resulting inflationary pressures and hiring conditions; geopolitical tension and armed conflicts, economic and regulatory uncertainty including tariffs and trade wars, and extreme weather events; costs and challenges associated with strategic acquisitions and investments; our ability to successfully implement and expand our transaction model and our sales and marketing optimization; dependency on international revenue and operations, exposing us to significant international regulatory, economic, intellectual property, collections, currency exchange rate, taxation, political, and other risks, including risks related to the war against Ukraine launched by Russia and our exit from Russia and the current conflict between Israel and Hamas; inability to predict subscription renewal rates and their impact on our future revenue and operating results; existing and increased competition and rapidly evolving technological changes; fluctuation of our financial results, key metrics and other operating metrics; our transition from up front to annual billings for multi-year contracts; deriving a substantial portion of our net revenue from a small number of solutions, including our AutoCAD-based software products and collections; any failure to successfully execute and manage initiatives to realign or introduce new business and sales initiatives, including our new transaction model for Flex; net revenue, billings, earnings, cash flow, or new or existing subscriptions shortfalls; social and ethical issues relating to the use of artificial intelligence in our offerings; our ability to maintain security levels and service performance meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; security incidents or other incidents compromising the integrity of our or our customers’ offerings, services, data, or intellectual property; reliance on third parties to provide us with a number of operational and technical services as well as software; our highly complex software, which may contain undetected errors, defects, or vulnerabilities; increasing regulatory focus on privacy issues and expanding laws; governmental export and import controls that could impair our ability to compete in international markets or subject us to liability if we violate the controls; protection of our intellectual property rights and intellectual property infringement claims from others; the government procurement process; fluctuations in currency exchange rates; our debt service obligations; and our investment portfolio consisting of a variety of investment vehicles that are subject to interest rate trends, market volatility, and other economic factors. Our estimates as to tax rate are based on current interpretations of existing tax law and could be affected by changing interpretations, further guidance, and additional tax legislation. Further information on potential factors that could affect the financial results of Autodesk are included in Autodesk’s Form 10-K and subsequent Forms 10-Q, which are on file with the U.S. Securities and Exchange Commission. Autodesk disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:	/s/ Janesh Moorjani
Janesh Moorjani Executive Vice President and Chief Financial Officer

Date:  July 14, 2025

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